Exhibit 10.15
Prepared by and after recording return to:
Nixon Peabody LLP
437 Madison Avenue
New York, New York 10022
Attn: Arthur J. Rosner, Esq.
Property: 356 West 58th Street
New York, New York
MODIFICATION OF AGREEMENT OF
CONSOLIDATION AND MODIFICATION OF MORTGAGE, SECURITY
AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FILING
THIS MODIFICATION OF AGREEMENT OF CONSOLIDATION AND MODIFICATION OF MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FILING (this “Agreement”) is executed as of September 30, 2010 (the “Execution Date”), but effective for all purposes as of July 11, 2010 (the “Effective Date”), by and between HENRY HUDSON HOLDINGS LLC, a Delaware limited liability company (“Borrower”), whose address is c/o Morgans Hotel Group, 475 Tenth Avenue, New York, New York 10018, and BANK OF AMERICA, NATIONAL ASSOCIATION, AS SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-WHALE 8 (“Lender”), having a place of business at 540 West Madison Street, Mail Code IL4-540-18-04, Chicago, Illinois 60661.
R E C I T A L S:
A. Wachovia Bank, National Association (“Original Lender”) made a loan (the “Loan”) to Borrower in the amount of $217,000,000.00, which Loan is evidenced by that certain Promissory Note A-1 (representing $108,500,000.00 of the total Debt) (“Note A-1”) and that certain Promissory Note A-2 (representing $108,500,000.00 of the total Debt) (“Note A-2”, together with Note A-1, as modified by the A-1 Note Modification Agreement and A-2 Note Modification Agreement (as such terms are hereinafter defined), respectively, hereinafter collectively, the “Note”), dated as of October 6, 2006, between Borrower and Original Lender.
B. In order to secure Borrower’s obligations under the Note, Original Lender and Borrower entered into that certain Agreement of Consolidation and Modification of Mortgage, Security Agreement, Assignment of Rents and Fixture Filing, dated as of October 6, 2006 (the “Consolidation Agreement”), which Consolidation Agreement was recorded in the Office of the City Register, New York County (the “Office”) on December 11, 2006, with City Register File No. (“CRFN”) 2006000679020 (see Schedule A for full mortgage schedule), which Consolidation Agreement encumbers certain property located at 356 West 58th Street, New York, New York, and which is more particularly described on Schedule A attached hereto.

C. The Consolidation Agreement was assigned by Original Lender to LaSalle Bank National Association, as Trustee for the Benefit of the Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-WHALE 8 (“LaSalle”) pursuant to an Assignment of Mortgage, dated as of June 27, 2007, and recorded in the Office on November 27, 2007 as CRFN 2007000587889.
D. By virtue of a merger effective as of October 17, 2008, Bank of America, National Association, has succeeded to the interests of LaSalle in and to the Loan Documents.
E. Borrower has requested, and Lender has agreed, to modify the Note by and in accordance with the terms of that certain Modification to Promissory Note A-1 (the “A-1 Note Modification Agreement”) and that certain Modification to Promissory Note A-2 (the “A-2 Note Modification Agreement”, together with the A-1 Note Modification Agreement, hereinafter collectively, the “Note Modification Agreement”), having an execution date the same date as the Execution Date hereof, between Lender and Borrower, as more particularly set forth therein.
F. In connection with the Note Modification Agreement, Borrower and Lender have agreed to modify certain terms and provisions of the Consolidation Agreement.
G. This Agreement, together with the Note Modification Agreement are hereinafter referred to collectively as the “Modification Agreements.”
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:
A G R E E M E N T S:
1. Definitions. All capitalized terms not defined shall have the meanings ascribed to such terms in the Consolidation Agreement.
2. Principal Reduction; Outstanding Principal Balance of the Loan; Special Servicing Fee.
(a) Concurrently with the execution of this Agreement, Lender acknowledges the receipt of the following:
(i) a wire transfer from Borrower of good funds equal to $7,918,668.75, which amount has been applied to reduce the principal amount due under Note A-1; and
(ii) a wire transfer from the Escrow Accounts of good funds equal to $7,918,668.75, which wire transfer was made by Lender pursuant to Borrower’s authorization, and which amount has been applied to reduce the principal amount due under Note A-2.
(b) By virtue of Lender’s receipt of the funds set forth in Section 2(a)(i) above:
(i) Lender and Borrower hereby acknowledge and agree that the outstanding principal amount of the Loan allocated to Note A-1 is presently $100,581,331.25;

(ii) Lender and Borrower hereby acknowledge and agree that the outstanding principal amount of the Loan allocated to Note A-2 is presently $100,581,331.25; and
(iii) The total principal amount thus secured hereunder is $201,162,662.50.
(c) Concurrently with the execution of this Agreement, Lender acknowledges that Borrower has delivered by wire transfer to CWCapital Asset Management LLC good funds equal to $1,085,000.00 as a special servicing fee in connection with the Modification Agreements.
3. Amendment to Definition of Debt Service Coverage.
(a) As of the Effective Date, the definition of “Debt Service Coverage” in the Consolidation Agreement shall mean the following only with respect to its use in Section 2.1(e) of the Note:
“Debt Service Coverage” shall mean the quotient obtained by dividing Adjusted Net Cash Flow by the sum of the (a) aggregate payments of interest, principal and all of the sums due for such specified period under the Note (determined as of the date the calculation of Debt Service Coverage is required or requested hereunder) and (b) aggregate payment of interest, principal and all other sums due for such specified period pursuant to the terms of subordinate or mezzanine financing, if any, then affecting or related to the Property or, if Debt Service Coverage, is being calculated in connection with a request for consent to any subordinate or mezzanine financing, then proposed. In determining Debt Service Coverage, the applicable interest rate for the Loan and for any floating rate loan referred to in clause (b) above, if any, shall be the LIBOR Margin, with respect to the Loan, and the applicable margin over the applicable index, with respect to any other loan referred to in clause (b) above.
4. Cash Management.
(a) Section 5.05(a) of the Consolidation Agreement is hereby amended by deleting clause (ix) thereof and replacing it with the following:
“(ix) ninth, the balance, if any, to the Curtailment Reserve Sub-Account.”
(b) Section 5.11 of the Consolidation Agreement is hereby amended by (i) deleting the proviso in the first sentence thereof commencing with “provided, that whenever, from time to time,” and continuing through the end of the first sentence, and (ii) adding the following sentence to the end thereof: “In furtherance of the foregoing, Lender shall be permitted to apply funds in the Curtailment Reserve Sub-Account toward any and all special servicing fees incurred by Lender while the Loan is outstanding, which special servicing fees are due and payable monthly, in advance, on the first (1st) day of each calendar month during any Special Servicing Period (as that term is defined in that certain Pooling and Servicing Agreement, dated as of June 1, 2007, among Wachovia Large Loan, Inc., as Depositor, Wachovia Bank, National Association, as Servicer, Wachovia Bank, National Association, as Special Servicer and LaSalle Bank National Association, as Trustee), in the amount of 0.0208% (i.e., 0.000208) of the then outstanding principal balance of the Note per month.”

5. Rate Cap Agreement.
(a)  The fifth sentence of Section 5.10 of the Consolidation Agreement is hereby amended to read in its entirety as follows:
“In the event that (a) the long-term unsecured debt obligations or the counterparty rating of the Counterparty are downgraded by the Rating Agency below “A+” or its equivalent or (b) the Counterparty shall default in any of its obligations under the Rate Cap Agreement, Borrower shall, at the request of Lender, promptly but in all events within thirty (30) days, replace the Rate Cap Agreement with an agreement having identical payment terms and maturity as the Rate Cap Agreement and which is otherwise in form and substance substantially similar to the Rate Cap Agreement and otherwise acceptable to Lender with a cap provider with a long-term unsecured debt or counterparty rating of at least “A+” (or its equivalent) by each Rating Agency, or which will allow each Rating Agency to reaffirm their then current ratings of all rated certificates issued in connection with the Securitization.
(b) The definition of Rate Cap Agreement in Section 1.01 of the Consolidation Agreement is hereby amended to read in its entirety as follows:
“Rate Cap Agreement” shall mean that certain interest rate protection agreement (together with the confirmation and schedules related thereto) with a notional amount which shall not at any time be less than the Principal Amount and a LIBOR strike equal to or less than 5.33% per annum entered into by Borrower in accordance with the terms hereof or the other Loan Documents and any similar interest rate cap or collar agreements subsequently entered into in replacement or substitution therefor by Borrower with respect to the Loan.
6. Cooperation.
(a) From the Execution Date until the earlier of (x) the date that Lender files an action to foreclose against the Property (the “Foreclosure Action”) after the occurrence of an Event of Default (the “Filing Date”) and (y) the satisfaction in full of the Note and all other obligations of Borrower under the Loan Documents, Borrower shall: (i) provide Lender with concurrent copies of all material written notices in any way related to the Property sent by Borrower, and prompt copies of all material written notices in any way related to the Property received by Borrower (it being understood that Borrower shall have no obligation to provide correspondence with Borrower’s attorneys’ accountants, or investors), (ii) in connection with any third party action, whether threatened or filed, in any way related to the Property, participate in meetings with Lender and its counsel regarding factual matters and appear for depositions and/or witness preparation sessions as may be reasonably requested by Lender’s counsel, (iii) maintain all material documents, agreements, surveys, plats, approvals, written notices and other items relating to the Property, and (iv) provide copies of such documents, agreements, surveys, plats, approvals, written notices, and all other items relating to the Property in the possession of Borrower, and/or its Affiliates, including, without limitation, Guarantor, as Lender or its counsel may reasonably request.

(b) At all times following the Execution Date, Borrower agrees to execute and deliver, or to cause to be executed and delivered, such documents and to do, or cause to be done, such other acts and things as might reasonably be requested by Lender to assure that the benefits of this Agreement are realized by the parties hereto. Borrower specifically agrees to assist Lender and the entity designated by Lender (which entity may be Lender) (the “Transferee”) to take title to the Property in the event of Lender’s foreclosure thereof in the disposition of any claims asserted against or on behalf of the Property or Lender or the Transferee in connection with the Property which arose prior to the Filing Date.
7. Covenants Related to Future Default
(a) Non-Contested Foreclosure. Borrower and Guarantor knowingly and voluntarily acknowledge that Lender has the right to file the Foreclosure Action upon the occurrence of an Event of Default in accordance with the Loan Documents. Borrower and Guarantor knowingly and voluntarily covenant and agree that, neither Borrower nor any of its Affiliates, including, without limitation, Guarantor, other than as specifically permitted in Section 7(e) below, shall, now or at any time in the future, contest, challenge, oppose, or seek any legal or equitable remedy to prevent or oppose or avoid foreclosure of the Property, institute any insolvency proceeding (or acquiesce in or fail to contest any involuntary insolvency proceeding), or otherwise attempt to delay, hinder, prevent or avoid Lender’s prosecution of the Foreclosure Action or contest or challenge the validity thereof or take any appeal thereof, and hereby agree, after the issuance of a judgment of foreclosure (the “Foreclosure Order”) in said Foreclosure Action, to diligently and in good faith cooperate with Lender to effect any: (i) foreclosure by court action or otherwise, or any other proceedings instituted by Lender in connection with realizing upon the security granted pursuant to the Loan Documents, or (ii) action to quiet title which may be instituted by Lender to perfect its right, title, and interest in the Property. For the avoidance of doubt, it is the intention of Borrower and Guarantor to fully, completely, knowingly and voluntarily waive, now and forever, any and all defenses or rights to contest foreclosure, be they in law or equity, now and forever, except those specifically permitted to Borrower under Section 7(e) below. Subject to the terms hereof, including, but not limited to Section 7(e) below, Borrower and Guarantor, when requested by Lender shall execute and deliver to Lender a stipulation confirmatory of the foregoing and any and all other pleadings or other documents as Lender may reasonably request to evidence Borrower’s and Guarantor’s knowing and voluntary waiver, now and forever, of defenses and agreement not to contest, challenge, oppose, appeal or avoid the Foreclosure Action in a form and content reasonably acceptable to, and prepared by, Lender within two (2) business days of Lender’s request, which stipulation and other pleadings may be filed by Lender in the Foreclosure Action. Subject to the terms hereof, including, but not limited to Section 7(e) below, Borrower and Guarantor knowingly and voluntarily waive, now and forever, the right to require a hearing in connection with any such Foreclosure Action, for appointment of a receiver for the Property or other suit or proceedings and further knowingly and voluntarily waive the right, now and forever, to require sale of the Property in any such suit to be made in parcels. Borrower and Guarantor may be named as defendants in the Foreclosure Action or other proceeding.
(i) Upon the issuance of the Foreclosure Order, Borrower will execute and deliver any and all documents reasonably requested by Lender to (A) effectuate the enforcement of the Foreclosure Order and foreclosure sale, including, but not limited to, powers of attorney in favor of Lender, and (B) permit the issuance of an owner’s title insurance policy reflecting fee simple title to the Property vested in Transferee without exception for any interest in the Property in favor of Borrower or any of its Affiliates, including, without limitation, Guarantor.

(b) Action Constituting a Contest; Not a Limitation of Remedies. Other than as specifically permitted in Section 7(e) below, if Borrower or any of its Affiliates, including, without limitation, Guarantor, asserts any defenses or contests, challenges, opposes, appeals or seeks to avoid or seek an injunction prohibiting Lender’s right to proceed with the Foreclosure Action, appeals any judgment obtained in said Foreclosure Action, or otherwise contests, challenges, hinders or delays the granting of a judgment of foreclosure or a foreclosure sale in such Foreclosure Action, then any of such actions shall constitute a “Contest,” as defined in Section 18.32 of the Consolidation Agreement, and, in addition to Borrower and Guarantor being liable to Lender for all damages which Lender may suffer as a result thereof and as set forth in said Section 18.32 of the Consolidation Agreement, Borrower and Guarantor knowingly and voluntarily acknowledge and agree that they shall be liable to Lender for all reasonable attorneys’ fees and court costs incurred by Lender related to such a Contest. Nothing in the foregoing sentence shall limit or impair or be deemed to limit or impair the liability and obligations of Borrower and its Affiliates, including, without limitation, Guarantor, to Lender under the Loan Documents in the event that Lender obtains a judgment that Borrower or any of its Affiliates, including without limitation, Guarantor, has, other than in good faith, as provided in Section 7(e) below, engaged in a Contest regarding Lender’s right to proceed with the Foreclosure Action as provided for in this Agreement.
(c) Delivery of Items. Within three (3) Business Days of request by Lender following the occurrence of an Event of Default, Borrower agrees to execute and/or deliver (to the extent in Borrower’s possession, or otherwise obtainable by exercise of commercially reasonable efforts), as applicable, the following items to Lender:
(i) Authorizations. Original or certified copies of all authorization documents indicating the legal entity status of Borrower and Guarantor, together with such accompanying certificates, consents, and approvals as may be required by Lender;
(ii) Books and Records. Certified copies of all books and records relating to the Property and Borrower’s business operations thereon, together with income and expense statements covering the operation of the Property for the term of Borrower’s ownership;
(iii) Construction Documents. Certified copies of all plans and specifications, engineering data, as built drawings, blue prints, drawings, maps, plans, permits, certificates of occupancy, general contractor agreements, architects’ agreements, engineer agreements and other agreements relating to, affecting or engaged in connection with the construction or renovation of the Property together with a schedule of all contractors, subcontractors, engineers, testing companies and architects engaged in connection with the construction, renovation, alteration, or any other construction-related work affecting any of the Property;
(iv) Leases. Certified copies of the Leases;
(v) Licenses. Certified copies of any licenses and permits which affect the Property;
(vi) Tax Bills. Certified copies of all real and personal property tax bills relating to the Property for the prior two (2) years;

(vii) Title Documents. Any affidavits, releases, satisfactions, certificates or other corrective title documents as may be required by Lender or its title insurer in order to convey to Transferee marketable fee simple title to the Property subject only to the Permitted Encumbrances and the applicable Leases;
(viii) Test Reports. Certified copies of all soil boring tests, environmental audits, engineering reports and related information, if any, which Borrower has acquired or caused to be acquired with respect to the Property;
(ix) Utility Bills. Certified copies of all current utility bills for all utilities servicing the Property including, without limitation, water, sewer, electric, and gas bills; and
(x) Other Documents. Certified copies of any and all other documents or instruments relating to the Property, Borrower or the Guarantor, as may be reasonably requested by Lender.
(d) Authorization of Lender to Contact Parties. Without limiting or impairing Lender’s rights as set forth in the Loan Documents, following Lender filing the Foreclosure Action, Borrower authorizes Lender, the Transferee and their respective employees, officers, agents, representatives, directors, consultants, accountants or other designees (collectively, the “Lender Parties”), without any prior approval or authorization, to communicate fully, give direction to third parties, contact directly and meet and otherwise coordinate with any and all parties deemed necessary by Lender Parties, in their sole discretion, in connection with the Property (including, without limitation, the construction, development, marketing, management, operation, financing, leasing and sale thereof), all without liability to or consent of, further notice to or any participation by Borrower or any of its Affiliates, including, without limitation, Guarantor. It is expressly agreed and acknowledged that the right of Lender Parties hereunder shall include, without limitation, the unilateral and unqualified right to discuss the status of the Property, direct third parties to act or perform services with respect to the Property, share information directly, and negotiate with any engineers, architects, contractors, subcontractors, managers, management companies, leasing agents, brokers, operators, tenants, purchasers, builders, suppliers, governmental agencies, legal counsel, litigants in actions and other third parties with respect to the Property. In addition to the foregoing, Borrower shall use commercially reasonable efforts to cooperate with Lender, at Lender’s sole cost and expense, such cost and expense shall be limited to the actual, verifiable and reasonable third party out-of-pocket costs and expenses of Borrower in all respects in connection with the resolution of any litigation, mechanics liens, insurance claims or other disputes related to Borrower’s period of ownership.
(e) Notwithstanding any other provision of this Agreement, (i) nothing in this Agreement shall be deemed to prevent Borrower or Guarantor from seeking, in good faith, injunctive relief to contest Lender’s right of foreclosure or other exercise by Lender of any remedies solely on the grounds that either (A) an Event of Default has not occurred or (B) Lender has failed to comply in all material respects with the requirements of the Loan Documents relating to the exercise of such remedy thereunder, and (ii) the provisions of the last full paragraph of Section 18.32 of the Original Deed of Trust shall be applicable to any such contest (a “Contest” as defined in such section).

8. Additional Amendments to Loan Agreement.
(a) Notices. As of the Effective Date, the addresses for the respective parties contained in Section 11.01 of the Consolidation Agreement are amended as follows:
If to Lender:
BANK OF AMERICA, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-WHALE 8
540 West Madison Street
Mail Code IL4-540-18-04
Chicago, Illinois 60661
With a copy to:
CWCapital Asset Management LLC
701 13th Street NW, #1000
Washington, DC 20005
Attn: Mr. Kevin Thompson
With a copy to:
Nixon Peabody LLP
437 Madison Avenue
New York, NY 10022
Attn: Arthur J. Rosner, Esq. and
Andrew Glincher, P.C., Esq.
If to Borrower:
Henry Hudson Holdings LLC
c/o Morgans Hotel Group
475 Tenth Avenue
New York, New York 10018
Attn: General Counsel

With a copy to:
Hogan Lovells US LLP
Columbia Square
555 Thirteenth Street, NW
Washington, DC 20004
Attn: Bruce Gilchrist, Esq.
9. Expenses. Except as otherwise expressly provided in this Agreement, each party shall pay all of its own costs, expenses and fees associated or in any way pertaining to this Agreement, including, without limitation, the consummation of the transactions contemplated by this Agreement; provided, however, that Borrower shall pay contemporaneously with the delivery of a deed in the Foreclosure Action (i) any documentary stamps or other transfer taxes required to be affixed to or required to be paid in connection with such deed, together with the costs of recording such deed and any and all other documents to be recorded in connection therewith; and (ii) the cost of updating title and the premium for an ALTA 2006 owner’s title policy to be obtained by Lender in connection with the delivery of such deed, which title policy shall (a) be in the amount of the bid in foreclosure (or such lesser amount as Lender shall accept), (b) omit all general exceptions set forth in such policy (other than matters which would be deleted by delivery of a current boundary survey to the title company), and (c) include such reinsurance (with such reinsurers) as Lender may require, together with direct access agreements with such reinsurers. Nothing in this Agreement shall limit or impair or be deemed to limit or impair Lender’s rights to a deficiency judgment in the Foreclosure Action, or otherwise, against Borrower or Guarantor in accordance with the Loan Documents or otherwise to enforce any obligation of any Guarantor. The obligations of Borrower and Guarantor set forth in this Section 9 shall survive the termination or other expiration of this Agreement.
10. Representations and Warranties
(a) Borrower does hereby make the following representations and warranties to Lender as of the Execution Date in order to induce Lender to enter into this Agreement, it being hereby acknowledged by Borrower that Lender is relying upon such representations and warranties as a material inducement to Lender’s execution hereof:
(i) All representations and warranties made by Borrower in the Loan Documents are true and correct as of the Execution Date (except in the case for representations and warranties which by their terms are expressly applicable only to an earlier date, in which event such representations and warranties shall be true and correct on such earlier date);
(ii) Borrower is in full compliance with all covenants, agreements and obligations of Borrower set forth in the Loan Documents, as modified by the Modification Agreements, Lender is in full compliance with all covenants, agreements and obligations of Lender set forth in the Loan Documents, as modified by the Modification Agreements, and no default exists thereunder, and no event or circumstance exists which with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Loan Documents subject to any defaults cured on the date hereof by this Agreement or otherwise;

(iii) Borrower has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loan, the Loan Documents, any other indebtedness of Borrower to Lender, or otherwise, and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, said items are hereby knowingly and voluntarily waived, now and forever, by Borrower;
(iv) Lender has duly performed all its obligations under the Loan Documents, and, except as set forth herein and in the Note Modification Agreement, Lender has no obligation to extend any financial accommodations to Borrower under the Loan Documents;
(v) Borrower is the sole legal and beneficial owner of (A) that part of the Property owned in fee simple by Borrower, and (B) that part of the Property to which Borrower holds a leasehold interest, all as more particularly set forth in that certain Loan Policy of Title Insurance No. H65-0642913, having an Effective Date of October 6, 2006, and issued by Commonwealth Land Title Insurance Company in connection with the Loan (the “Title Policy”);
(vi) The Modification Agreements constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their terms, and the execution and delivery of Modification Agreements do not contravene, result in a breach of, or constitute a default under any mortgage, loan agreement, indenture or other contract or agreement to which Borrower is bound, nor would such execution and delivery constitute a default with the passage of time or the giving of notice, or both;
(vii) The lien of the Consolidation Agreement is valid and subsisting and shall remain an enforceable and valid first lien against the Property until the Debt is paid in full;
(viii) Borrower has thoroughly read and reviewed the terms and provisions of the Modification Agreements and is familiar with same, and Borrower has entered into the Modification Agreements voluntarily, without duress or undue influence of any kind, and with the advice and representation of legal counsel selected by Borrower;
(ix) The financial statements of Borrower and Guarantor heretofore delivered to Lender are complete and accurate in all material respects, all financial data and reports of Borrower and Guarantor, and all financial data and reports with respect to the Property, presented to Lender are based on the actual books and records of Borrower and Guarantor and have been prepared in conformance with Borrower’s normal and customary accounting procedures, and any such financial statements that are audited have been prepared in accordance with generally accepted accounting principles consistently applied;

(x) Neither Borrower nor Guarantor is insolvent or bankrupt. The consummation of the transactions contemplated by the Modification Agreements will not render Borrower or Guarantor insolvent or constitute a fraudulent conveyance or fraudulent transfer under any applicable law. Neither Borrower nor Guarantor has made any general assignment for the benefit of its creditors. No proceeding seeking (i) relief for Borrower or Guarantor under any bankruptcy or insolvency law, (ii) the rearrangement or readjustment of debt of Borrower or Guarantor, (iii) the appointment of a receiver, custodian, liquidator or trustee to take possession of substantially all of the assets of Borrower or Guarantor, or (iv) the liquidation of Borrower or any of its members, has been commenced or is threatened;
(xi) All federal, state and other tax returns of Borrower and Guarantor required by law to be filed by them have been filed, and all federal, state and other taxes, assessments, fees and other governmental charges imposed upon Borrower and Guarantor or upon any of their properties or assets, which are due and payable, have been paid;
(xii) There are no judgments, orders, suits, actions, garnishments, attachments or proceedings by or before any court, commission, board or other governmental body pending, or to the knowledge of Borrower or Guarantor threatened, which (A) involve or affect, or will involve or affect, the Property or the validity or enforceability of the Modification Agreements, or the Loan Documents, or (B) involve any risk of any lien, judgment or liability being imposed upon Borrower or the Property that could materially adversely affect the financial condition of Borrower or Guarantor or the ability of Borrower or Guarantor to observe or perform fully their respective agreements and obligations under the Modification Agreements or under the Loan Documents; and
(xiii) This Agreement and the Note Modification Agreement are included in the defined term “Loan Documents”.
11. Release of Claims
(a) BORROWER, ON BEHALF OF ITSELF AND ITS SUCCESSORS AND ASSIGNS (THE “BORROWER RELEASE PARTIES”), HEREBY FULLY, FINALLY AND COMPLETELY RELEASE AND FOREVER DISCHARGE LENDER, LENDER’S SERVICERS, AND THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, PARENTS, OFFICERS, SHAREHOLDERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS AND PROPERTIES, PAST, PRESENT AND FUTURE, AND THEIR RESPECTIVE HEIRS, PERSONAL REPRESENTATIVES, DISTRIBUTEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY AND INDIVIDUALLY, THE “LENDER RELEASE PARTIES”), OF AND FROM ANY AND ALL CLAIMS, CONTROVERSIES, DISPUTES, LIABILITIES, OBLIGATIONS, DEMANDS, DAMAGES, DEBTS, LIENS, ACTIONS

AND CAUSES OF ACTION OF ANY AND EVERY NATURE WHATSOEVER, KNOWN OR UNKNOWN, WHETHER AT LAW, BY STATUTE OR IN EQUITY, IN CONTRACT OR IN TORT, UNDER STATE OR FEDERAL JURISDICTION, AND WHETHER OR NOT THE ECONOMIC EFFECTS OF SUCH ALLEGED MATTERS ARISE OR ARE DISCOVERED IN THE FUTURE, WHICH THE BORROWER RELEASE PARTIES HAVE AS OF THE EXECUTION DATE OR MAY CLAIM TO HAVE AGAINST THE LENDER RELEASE PARTIES ARISING OUT OF OR WITH RESPECT TO ANY AND ALL TRANSACTIONS RELATING TO THE LOAN OR THE LOAN DOCUMENTS OCCURRING ON OR BEFORE THE EXECUTION DATE, INCLUDING ANY LOSS, COST OR DAMAGE OF ANY KIND OR CHARACTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY RESULTING FROM THE ACTS, ACTIONS OR OMISSIONS OF THE LENDER RELEASE PARTIES OCCURRING ON OR BEFORE THE EXECUTION DATE. THE FOREGOING RELEASE IS INTENDED TO BE, AND IS, A FULL, COMPLETE AND GENERAL RELEASE IN FAVOR OF THE LENDER RELEASE PARTIES WITH RESPECT TO ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION AND OTHER MATTERS DESCRIBED THEREIN, INCLUDING SPECIFICALLY, WITHOUT LIMITATION, ANY CLAIMS, DEMANDS OR CAUSES OF ACTION BASED UPON ALLEGATIONS OF BREACH OF FIDUCIARY DUTY, BREACH OF ANY ALLEGED DUTY OF FAIR DEALING IN GOOD FAITH, ECONOMIC COERCION, USURY, OR ANY OTHER THEORY, CAUSE OF ACTION, OCCURRENCE, MATTER OR THING WHICH MIGHT RESULT IN LIABILITY UPON THE LENDER RELEASE PARTIES ARISING OR OCCURRING ON OR BEFORE THE EXECUTION DATE. THE BORROWER RELEASE PARTIES UNDERSTAND AND AGREE THAT THE FOREGOING GENERAL RELEASE IS IN CONSIDERATION FOR THE AGREEMENTS OF LENDER CONTAINED IN THE MODIFICATION AGREEMENTS AND THAT THEY WILL RECEIVE NO FURTHER CONSIDERATION FOR SUCH RELEASE. IN ADDITION, BORROWER AGREES NOT TO COMMENCE, JOIN IN, PROSECUTE OR PARTICIPATE IN ANY SUIT OR OTHER PROCEEDING IN A POSITION WHICH IS ADVERSE TO ANY OF THE LENDER RELEASE PARTIES ARISING DIRECTLY OR INDIRECTLY FROM ANY OF THE FOREGOING MATTERS. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, IN THE EVENT THAT ANY SETTLEMENT EFFECTED UNDER THIS AGREEMENT IS DEEMED VOID OR IS NO LONGER IN FORCE OR EFFECT, THE RELEASE HEREIN CREATED SHALL NOT BE RESCINDED BUT SHALL REMAIN IN FULL FORCE AND EFFECT AND UNAFFECTED THEREBY. NOTHING HEREIN SHALL TRANSFER TO TRANSFEREE, NOR SHALL TRANSFEREE ACCEPT OR ASSUME, ANY SUCCESSOR DEVELOPER OBLIGATION, LIABILITY OR STATUS.
(b) BORROWER WARRANTS AND REPRESENTS TO LENDER THAT BORROWER HAS NOT SOLD, ASSIGNED, TRANSFERRED, CONVEYED OR OTHERWISE DISPOSED OF ANY CLAIMS WHICH ARE THE SUBJECT OF THIS SECTION. THE INCLUSION OF THIS PROVISION SHALL NOT BE DEEMED TO BE AN ADMISSION BY LENDER THAT ANY SUCH CLAIMS EXIST.

12. Indemnification. Borrower shall, at Borrower’s own expense, and does hereby agree to, protect, indemnify, reimburse, defend and hold harmless Lender and Transferee (if other than Lender) and their respective directors, officers, agents, employees, attorneys, successors and assigns from and against any and all liabilities (including strict liability), losses, suits, proceedings, settlements, judgments, orders, penalties, fines, liens, assessments, claims, demands, damages, injuries, obligations, costs, disbursements, expenses or fees, of any kind or nature (including attorneys’ fees and expenses paid or incurred in connection therewith) arising out of or by reason of the following: an incorrect legal description of the Property; any failure or breach of any of Borrower’s or Guarantor’s representations, warranties and covenants contained in this Agreement and all documents executed or delivered in connection therewith; claims for brokerage commissions or leasing commissions asserted by any party claiming by, through or under Borrower, Guarantor or Affiliates of any of them; claims asserted against the Property or against Lender or the Transferee (if other than Lender) in connection with the Property which arose prior to the date hereof including, without limitation, any management fees or fees for other services provided in connection with the Property; any acts or omissions of Borrower or Guarantor or any other Person (during the time the Property was owned by Borrower) at, on or about the Property regarding the contamination of air, soil, surface waters or ground waters over, on or under Property; the presence, whether past or present, of any Hazardous Materials (as such term is defined in the Consolidation Agreement) on, in or under the Property; any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans involving the manufacture, processing, distribution, use, transport, handling, treatment, storage, disposal, cleanup, emission, discharge, seepage, spillage, leakage, release or threatened release of any Hazardous Material on, in, under or from the Property, in connection with Borrower’s operations on the Property, or otherwise; all of the foregoing regardless of whether within the control of Lender, so long as any act, omission or occurrence that took place prior to the delivery of the deed in the Foreclosure Action brought by Lender and the complete dispossession of Borrower from the Property (the “Final Transfer Date”). Anything herein to the contrary notwithstanding, no liability shall arise from any act, omission or occurrence concerning Hazardous Material that occurs from and after the Final Transfer Date. This indemnification shall survive the execution and delivery of this Agreement and the expiration or other termination of this Agreement.
13. Default. Any default by Borrower in the performance of its obligations herein contained or contained in the Note Modification Agreement shall constitute a default pursuant to Section 13.01(y) of the Consolidation Agreement and, subject to the provisions thereof, shall entitle Lender to exercise all of its rights and remedies set forth in the Loan Documents. An Event of Default shall exist if any representation or warranty made by Borrower or Guarantor in this Agreement or in any other Loan Document, or in any report, certificate, financial statement or other instrument, agreement or document furnished to Lender shall not have been true, accurate and complete as of the date the representation or warranty was made and has a Material Adverse Effect; provided, however, if the failure of any such representation or warranty to be true, accurate and complete is susceptible to cure, then Borrower shall have thirty (30) days after notice from Lender to cure the failure of such representation or warranty to be true, accurate and complete. The failure of Borrower to so cure the failure of such representation or warranty to be true, accurate and complete within said thirty(30) day period shall constitute an Uncured Event of Default.

14. Ratification and Confirmation.
(a) Borrower and Lender hereby expressly ratify and confirm (i) each of the Loan Documents, and (ii) all rights, assignments, liens, pledges, security interests, and obligations thereunder, including, without limitation, the assignments, liens, pledges and security interests of the Loan Documents. Notwithstanding the foregoing or any other provision hereof to the contrary, nothing in this Agreement is intended to be, and shall not be deemed or construed to be, a novation of the Note or the Loan Documents.
(b) This Agreement constitutes a Loan Document. The provisions of Section 18.32 of the Consolidation Agreement are incorporated by reference herein with the same effect as if they were set forth herein in their entirety, but shall not be applicable to the obligations of Guarantor hereunder except to the extent set forth in Section 7(e) above.
(c) Borrower expressly acknowledges and agrees that the Loan remains outstanding and that Borrower continues to be fully bound by all of the terms and conditions of the Loan Documents as set forth herein and therein. Except as otherwise expressly set forth herein, nothing contained in this Agreement shall be deemed to be or effect (a) any waiver or release of any of the terms and conditions of the Note or any of the other Loan Documents or of any existing or future defaults or events of default thereunder, (b) an extension of time for the payment or performance of any obligation to be performed on the part of Borrower or any other obligor thereunder, or (c) any waiver or release of Lender’s rights to exercise any and all remedies with respect thereto, or the effectiveness of any notices of intention to accelerate, notices of acceleration, or acceleration given subsequent to the execution of the Modification Agreements.
15. Further Assurances. Borrower agrees to execute any instruments which, in the opinion of Lender, are necessary or desirable to perfect such mortgages, liens, security interests, assignments and encumbrances.
16. Lift of Bankruptcy Stay. In the event of the filing of any voluntary or involuntary petition under the Bankruptcy Code (11 U.S.C. § 101, et seq.) by or against Borrower, in consideration for Lender’s agreements hereunder, neither Borrower nor any of its Affiliates, including, without limitation, Guarantor shall assert, or request any other party to assert, that the automatic stay under 11 U.S.C. § 362 shall operate or be interpreted to stay, interdict, condition, reduce, prohibit, inhibit, or interfere with the ability of Lender to enforce any rights it has by virtue of this Agreement, or any other rights that Lender has, whether now or hereafter acquired, against Borrower or the Property. Further, in consideration for Lender’s agreements hereunder, neither Borrower nor any of its Affiliates, including, without limitation, Guarantor shall seek a supplemental stay or any other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. § 105 or any other provision of the Bankruptcy Code to stay, interdict, condition, reduce, prohibit, inhibit, or interfere with the ability of Lender to enforce any rights it has by virtue of this Agreement or otherwise against Borrower or the Property. The waivers contained in this paragraph are knowingly and voluntarily made, now and forever, and are a material inducement to Lender’s willingness to enter into this Agreement and Borrower and Guarantor acknowledge and agree that no ground exists for equitable relief which would bar, delay or impede the exercise by Lender of Lender’s rights and remedies against Borrower or the Property. In the event any property, any portion thereof or any interest therein (including, without limitation, the Property) of Borrower becomes property of any bankruptcy estate or subject to any state or federal insolvency proceeding, then, in consideration for Lender’s agreements hereunder, Lender shall immediately become entitled, in addition to all other relief to which Lender may be entitled, including, without limitation, under this Agreement or the Loan Documents, to obtain an order from the Bankruptcy Court or other court of competent jurisdiction granting immediate relief from the automatic stay pursuant to 11 U.S.C. § 362 permitting Lender to pursue its rights and remedies against Borrower or the Property as provided under this Agreement, the Loan Documents, and all other rights and remedies of Lender at law, in equity, or otherwise. In connection with such an order, in consideration for Lender’s agreements hereunder, neither Borrower nor any of its Affiliates, including, without limitation, Guarantor, shall contend or allege, in any pleading, petition filed in any court proceeding, or otherwise, that Lender does not have sufficient grounds for relief from the automatic stay. Any bankruptcy petition or other action taken by Borrower or any of its Affiliates, including, without limitation, Guarantor (or any person claiming through such Person) to stay, condition, or inhibit Lender from exercising its remedies are hereby admitted by Borrower to be in bad faith, and Borrower further admits that Lender would have just cause for relief from the automatic stay in order to take such actions authorized under law, equity, or otherwise.
17. Conditions Precedent.
(a) In addition to those conditions described elsewhere in this Agreement, the following shall be conditions precedent to the effectiveness of this Agreement:
(i) Prior to or simultaneously with the execution of this Agreement, Borrower shall have executed, or caused to be executed, and delivered to Lender all documents required by Lender in connection with the modification of the Loan contemplated hereby, including without limitation, the Note Modification Agreement.
(ii) Prior to or simultaneously with the execution hereof, Borrower shall furnish, or cause to be furnished, to Lender, at the Borrower’s expense, a title policy (the “Modification Title Policy”), which Modification Title Policy must show that the lien of the Consolidation Agreement is unimpaired, notwithstanding this Agreement or the Note Modification Agreement and showing only such exceptions accepted by Original Lender or Lender and otherwise be satisfactory to Lender and Lender’s counsel.
(iii) Prior to or simultaneously with the execution of this Agreement, Lender shall have received from legal counsel retained by Borrower and acceptable to Lender an opinion of counsel (the “Legal Opinion”) covering the following matters: (A) the due authorization of the Modification Agreements and any other documents executed in connection herewith in accordance with their respective terms (collectively, the “Modification Transaction Agreements”); (B) the validity and enforceability of the Modification Transaction Agreements (subject to such qualifications as shall be acceptable to Lender);

(C) compliance with applicable usury laws of the State of New York; (D) the due organization and valid legal existence of Borrower, any entity owning at least a 20% equity interest in the Borrower and the Guarantor; (E) the execution and delivery of the Modification Transaction Agreements will not impair the security for the Loan (including, but not limited to, the continued validity and enforceability of any guaranty given as security for the Loan); and (F) such other matters incident to the transaction contemplated herein as Lender may reasonably request.
(b) If for any reason any of the foregoing conditions precedent (or any other condition precedent set forth in this Agreement) fails to occur within the time period specified, all provisions of this Agreement, except for the release of the Lender Release Parties by the Borrower Release Parties contained in Section 11 of this Agreement, shall terminate and be of no further force or effect and the Loan shall remain payable as if this Agreement had never been executed. The foregoing conditions precedent are for the sole benefit of Lender and may be waived only by Lender by written agreement executed by Lender.
18. Usury Savings Clause. Section 18.16 of the Consolidation Agreement is hereby incorporated by reference in its entirety as if fully restated herein.
19. OFAC. In consideration of Lender’s agreements set forth herein, Borrower represents and warrants to Lender that neither Borrower nor to Borrower’s knowledge, any person owning an interest in Borrower (except that knowledge shall not require any investigation into ownership of publicly traded stock or other publicly traded securities), is a country, territory, individual or entity named on a list maintained by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), or is a Specially Designated National or Blocked Person under the programs administered by OFAC. If the foregoing representation and warranty shall at any time be or become untrue or incorrect during the term of the Loan, an Event of Default shall be deemed to have occurred.
20. No Waiver. Except as expressly provided herein, the execution of this Agreement by Lender does not and shall not constitute a waiver of any rights or remedies to which Lender is entitled pursuant to the Loan Documents, nor shall the same constitute a waiver of any Event of Default which may have heretofore occurred or which may hereafter occur with respect to the Loan Documents. Lender reserves the right to declare any existing default or Event of Default which subsequently comes to the attention of Lender whether pertaining to a period prior to the Effective Date or on or after the Effective Date.
21. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

22. Governing Law.
(a) This Agreement was negotiated, executed and delivered in the State of New York, and made by Lender and accepted by Borrower in the State of New York, and the proceeds of the note delivered pursuant hereto were disbursed from the State of New York, which state the parties agree has a substantial relationship to the parties and to the underlying transactions embodied hereby, and in all respects, including, without limiting the generality of the foregoing, matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such state (without regard to principles of conflict of laws) and any applicable law of the United States of America, except that at all times the provisions for the creation, perfection, and enforcement of the liens and security interests created pursuant hereto and pursuant to the other loan documents shall be governed by and construed according to the law of the state in which the property is located, it being understood that, to the fullest extent permitted by the law of such state, the law of the State of New York shall govern the construction, validity and enforceability of all loan documents and all of the obligations arising hereunder or thereunder. Borrower hereby unconditionally and irrevocably and knowingly and voluntarily waives, now and forever, any claim to assert that the law of any other jurisdiction governs this Agreement and the Note, and this Agreement and the Note shall be governed by and construed in accordance with the laws of the State of New York.
(b) Any legal suit, action or proceeding against Lender or Borrower arising out of or relating to this Agreement may at Lender’s option be instituted in any Federal or State Court in the City of New York, County of New York, and Borrower knowingly and voluntarily waives any objections which it may now or hereafter have based on venue and/or forum non conveniens of any such suit, action or proceeding, and Borrower hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding. Borrower does hereby designate and appoint CT Corporation System, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any Federal or State Court in New York, New York, and agrees that service of process upon said agent at said address and written notice of said service mailed or delivered to Borrower in the manner provided herein shall be deemed in every respect effective service of process upon Borrower, in any such suit, action or proceeding in the State of New York. Borrower (i) shall give prompt notice to Lender of any changed address of its authorized agent hereunder, (ii) may at any time and from time to time designate a substitute authorized agent with an office in New York, New York (which substitute agent and office shall be designated as the person and address for service of process), and (iii) shall promptly designate such a substitute if its authorized agent ceases to have an office in New York, New York or is dissolved without leaving a successor.
23. Interpretation. Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. The section headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.
24. Amendment. The terms and conditions hereof may not be modified, altered or otherwise amended except by an instrument in writing executed by all of the Loan Parties.

25. Entire Agreement. This Agreement and the instruments, documents and Agreements referenced in this Agreement contain the entire Agreement between the parties hereto with respect to the modification of the Loan and fully supersede all prior agreements and understanding between the parties pertaining to such subject matter.
26. Successors and Assigns. The terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.
27. Cumulative Rights. The rights of Lender under this Agreement and the other Loan Documents shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein or under any of the other Loan Document to the exclusion of any other provision herein or in any other Loan Document. Lender shall not be limited to the rights and remedies herein stated but shall be entitled to any and all rights and remedies afforded Lender herein, in the other Loan Documents and as otherwise now or hereafter afforded by law.
28. Surviving Obligations. Any and all of the obligations imposed upon Borrower and Guarantor in this Agreement that are to occur after the entry of the Foreclosure Order shall survive entry of the Final Order, shall not be deemed in any way to merge into the Final Order and shall survive the expiration or other termination of this Agreement.
29. Final Agreement. This Agreement represents the final agreement among the parties and may not be contradicted by the parties. There are no unwritten oral agreements among the parties.
30. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT AGREES THAT ANY SUIT, ACTION, OR PROCEEDING BROUGHT OR INSTITUTED BY ANY PARTY HERETO OR ANY SUCCESSOR OR ASSIGN OF ANY PARTY ON OR WITH RESPECT TO THIS AGREEMENT, ANY OF THE OTHER DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS OR WHICH IN ANY WAY RELATES DIRECTLY OR INDIRECTLY TO THE OBLIGATIONS UNDER THIS AGREEMENT, THE OTHER DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS OR ANY EVENT, TRANSACTION OR OCCURRENCE ARISING OUT OF OR IN ANY WAY CONNECTED THEREWITH, OR THE DEALINGS OF THE PARTIES WITH RESPECT THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT A JURY. EACH PARTY HEREBY EXPRESSLY KNOWINGLY AND VOLUNTARILY WAIVES, NOW AND FOREVER, ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING. THE BORROWER PARTIES ACKNOWLEDGE AND AGREE THAT THIS PROVISION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT BETWEEN THE PARTIES HERETO AND THAT LENDER WOULD NOT AGREE TO THE AGREEMENTS SET FORTH HEREIN IF THIS WAIVER OF JURY TRIAL PROVISION WERE NOT A PART OF THIS AGREEMENT.

31. Relationship of Parties. Nothing contained in this Agreement or the other Loan Documents constitutes or shall be construed as the formation of a partnership, joint venture, tenancy-in-common, or any other form of co-ownership, between Lender and the Borrower Parties or any other person or entity or the creation of any confidential or fiduciary relationship of any kind between the Lender and the Borrower Parties or any other person or entity. The Borrower Parties acknowledge and agree that Lender has at all times acted and shall at all times continue to be acting only as a lender to Borrower within the normal and usual scope of activities of a lender.
32. Section 13 of the New York Lien Law. Pursuant to Section 13 of the Lien Law of the State of New York, Borrower shall receive the advances, if any, secured hereby and shall hold the right to receive such advances, if any, as a trust fund and shall apply such advances first to the payment of the cost of any such improvement on the Real Estate before using any part of the total of the same for any other purpose.
33. Severability. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under any present or future law by the final judgment of a court of competent jurisdiction, the remainder of this Agreement will not be affected thereby. It is the intention of the parties that if any such provision is held to be illegal, invalid or unenforceable, there will be added in lieu thereof a provision as similar in terms to such provision as is possible and be legal, valid and enforceable.
34. Recitals. The “Recitals” set forth at the beginning of this Agreement are hereby acknowledged to be true and correct by the parties and are incorporated into this Agreement.
35. Conflicts. Except as expressly modified pursuant to this Agreement, all of the terms, covenants and provisions of the Loan Documents shall continue in full force and effect. In the event of any conflicts or ambiguity between the terms, covenants and provisions of this Agreement and those of the other Loan Documents, the terms, covenants and provisions of this Agreement shall prevail.
36. Further Amendment. Except as modified by this Agreement, the Consolidation Agreement and each of the covenants, terms and conditions set forth therein are and shall remain in full force and effect and are hereby ratified, confirmed and approved. It is expressly understood and agreed that the Consolidation Agreement is only amended as set forth herein and any further amendment of the Consolidation Agreement, if the parties hereafter shall agree to same, shall be by written agreement between the parties hereto and any such agreement shall not be binding upon Lender unless same is fully executed and unconditionally delivered by Lender and Borrower.
37. Time is of the Essence. Time is of the essence with respect to the payment, performance and observance of each and every covenant, agreement, condition and obligation of Borrower under this Agreement and the other Loan Documents, subject to applicable notice and cure periods.

IN WITNESS WHEREOF, the Lender and Borrower hereto have executed and delivered this Agreement to be effective as of the day and year first above written.
LENDER:
BANK OF AMERICA, NATIONAL ASSOCIATION, AS SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-WHALE 8

By and through CWCapital Asset Management LLC, solely in its capacity as Special Servicer for the Holder

By:	/s/ Kevin Thompson

Name: Kevin Thompson Title: Vice President
BORROWER:

HENRY HUDSON HOLDINGS LLC, a Delaware limited liability company

By:	Henry Hudson Senior Mezz LLC, a Delaware limited liability company, its sole member

	By:	Morgans Group LLC, a Delaware limited liability company, its sole member

		By:	Morgans Hotel Group Co., a Delaware corporation, its managing member

			By:	/s/ Richard Szymanski

Name: Richard Szymanski
Title: Chief Financial Officer

The undersigned Guarantors and SPE Pledgors hereby (i) consent to the terms of the Modification Agreements and (ii) join in this Agreement for the sole purposes of agreeing to the obligations imposed on the undersigned Guarantors and SPE Pledgors in this Agreement, for which obligations Guarantor and SPE Pledgors shall be bound as if Guarantor and SPE Pledgors are parties to this Agreement.

HUDSON PLEDGOR LLC, a Delaware limited liability company, Guarantor and SPE Pledgor

By:	Henry Hudson Senior Mezz LLC, a Delaware limited liability company, its sole member

	By:	Morgans Group LLC, a Delaware limited liability company, its sole member

		By:	Morgans Hotel Group Co., a Delaware corporation, its managing member

			By:	/s/ Richard Szymanski

Name: Richard Szymanski Title: Chief Financial Officer

58th STREET BAR COMPANY LLC, a Delaware limited liability company, Guarantor and SPE Pledgor

By:	Hudson Pledgor LLC, a Delaware limited liability company, its sole member

	By:	Henry Hudson Senior Mezz LLC, a Delaware limited liability company, its sole member

		By:	Morgans Group LLC, a Delaware limited liability company, its sole member

			By:	Morgans Hotel Group Co., a Delaware corporation, its managing member

				By:	/s/ Richard Szymanski

Name: Richard Szymanski Title: Chief Financial Officer

HUDSON MANAGING MEMBER LLC, a Delaware limited liability company, Guarantor and SPE Pledgor

By:	Henry Hudson Senior Mezz LLC, a Delaware limited liability company, its sole member

	By:	Morgans Group LLC, a Delaware limited liability company, its sole member

		By:	Morgans Hotel Group Co., a Delaware corporation, its managing member

			By:	/s/ Richard Szymanski

Name: Richard Szymanski Title: Chief Financial Officer
The undersigned Guarantor hereby (i) consents to the terms of the Modification Agreements and (ii) joins in this Agreement for the sole purposes of agreeing to the obligations imposed on the undersigned Guarantor in this Agreement, for which obligations Guarantor shall be bound as if Guarantor is a party to this Agreement.

MORGANS GROUP LLC, a Delaware limited liability company, Guarantor

By:	Morgans Hotel Group Co., a Delaware corporation, its managing member

	By:	/s/ Richard Szymanski

Name: Richard Szymanski Title: Chief Financial Officer

SCHEDULE A
LEGAL DESCRIPTION OF PROPERTY

SCHEDULE “A”
UNIT 1 A/K/A EBC UNIT, LOT 1701
THE CONDOMINIUM UNIT (HEREINAFTER REFERRED TO AS THE “UNIT”) KNOWN AS UNIT 1, ALSO KNOWN AS EBC UNIT, IN THE BUILDING (HEREINAFTER REFERRED TO AS THE “BUILDING”) KNOWN AS 353 WEST 57TH STREET CONDOMINIUM AND BY THE STREET NUMBER 353 WEST 57TH STREET, NEW YORK, NEW YORK, SAID UNIT BEING DESIGNATED AND DESCRIBED IN A CERTAIN DECLARATION DATED APRIL 11, 1985 MADE BY IRVING SCHATZ PURSUANT TO ARTICLE 9-B OF THE REAL PROPERTY LAW OF THE STATE OF NEW YORK ESTABLISHING A PLAN FOR CONDOMINIUM OWNERSHIP OF THE BUILDING AND THE LAND (HEREINAFTER REFERRED TO AS THE “LAND”) UPON WHICH THE BUILDING IS SITUATE (WHICH LAND IS MORE PARTICULARLY DESCRIBED ON EXHIBIT A), WHICH DECLARATION WAS RECORDED IN THE NEW YORK COUNTY OFFICE OF THE REGISTER OF THE CITY OF NEW YORK (THE “CITY REGISTER’S OFFICE”) ON APRIL 24, 1985 IN REEL 902 PAGE 1 AND AMENDED BY FIRST AMENDMENT TO DECLARATION DATED JANUARY 29, 1993 AND RECORDED MAY 11, 1993 IN REEL 1969 PAGE 2286, FURTHER AMENDED BY AMENDED AND RESTATED DECLARATION MADE BY HENRY HUDSON HOLDINGS LLC, IRVING SCHATZ, ADRIENNE WECHSLER AND CHERYL HIRSCH DATED AS OF FEBRUARY 12, 1999 AND RECORDED JULY 16, 1999 IN REEL 2913 PAGE 1753 AND AMENDMENT TO AMENDED AND RESTATED DECLARATION DATED AS OF SEPTEMBER 30, 1999, RECORDED OCTOBER 27, 1999 IN REEL 2979 PAGE 2159 (WHICH DECLARATION, AS AMENDED, IS HEREINAFTER REFERRED TO AS THE “DECLARATION”). SAID UNIT IS ALSO DESIGNATED AS TAX LOT 1701 IN BLOCK 1048 OF SECTION 4 OF THE BOROUGH OF MANHATTAN ON THE TAX MAP OF THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK AND ON THE FLOOR PLANS OF THE BUILDING, CERTIFIED BY BUTLER ROGERS BASKETT, ARCHITECTS, ON MARCH 27, 1985 AND FILED IN THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON APRIL 22, 1985 AS CONDOMINIUM PLAN NO. 208 AND ALSO FILED IN THE NEW YORK COUNTY REGISTER’S OFFICE ON APRIL 24, 1985 AS CONDOMINIUM MAP NO. 4326, AS AMENDED BY AMENDED FLOOR PLANS CERTIFIED BY BUTLER ROGERS BASKETT, ARCHITECTS, ON DECEMBER 14, 1992, WHICH AMENDED FLOOR PLANS WERE FILED IN THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON MAY 5, 1993 AS CONDOMINIUM PLAN NO. 208A AND ALSO FILED IN THE NEW YORK COUNTY REGISTER’S OFFICE ON MAY 11, 1993 AS CONDOMINIUM MAP NO. 5192.
TOGETHER WITH AN UNDIVIDED 44.05105% INTEREST IN THE COMMON ELEMENTS (AS SUCH TERM IS DEFINED IN THE DECLARATION).
UNIT 2 A/K/A MODIFIED HOTEL UNIT, LOT 1702
THE CONDOMINIUM UNIT (HEREINAFTER REFERRED TO AS THE “UNIT”) KNOWN AS UNIT 2, ALSO KNOWN AS MODIFIED HOTEL UNIT, IN THE BUILDING (HEREINAFTER REFERRED TO AS THE “BUILDING”) KNOWN AS 353 WEST 57TH STREET CONDOMINIUM AND BY THE STREET NUMBER 353 WEST 57TH STREET, NEW YORK, NEW YORK, SAID UNIT BEING DESIGNATED AND DESCRIBED IN A CERTAIN DECLARATION DATED APRIL 11, 1985 MADE BY IRVING SCHATZ PURSUANT TO ARTICLE 9-B OF THE REAL PROPERTY LAW OF THE STATE OF NEW YORK ESTABLISHING A PLAN FOR CONDOMINIUM OWNERSHIP OF THE BUILDING AND THE LAND (HEREINAFTER REFERRED TO AS THE “LAND”) UPON WHICH THE BUILDING IS SITUATE (WHICH LAND IS MORE PARTICULARLY DESCRIBED ON EXHIBIT A), WHICH DECLARATION WAS RECORDED IN THE NEW YORK COUNTY OFFICE OF THE REGISTER OF THE CITY OF NEW YORK (THE “CITY REGISTER’S OFFICE”) ON APRIL 24, 1985 IN REEL 902 PAGE 1 AND AMENDED BY FIRST AMENDMENT TO DECLARATION DATED JANUARY 29, 1993 AND RECORDED MAY 11, 1993 IN REEL 1969 PAGE 2286, FURTHER AMENDED BY AMENDED AND RESTATED DECLARATION MADE BY
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SCHEDULE ‘A’ CONTINUED
HENRY HUDSON HOLDINGS LLC, IRVING SCHATZ, ADRIENNE WECHSLER AND CHERYL HIRSCH DATED AS OF FEBRUARY 12, 1999 AND RECORDED JULY 16, 1999 IN REEL 2913 PAGE 1753 AND AMENDMENT TO AMENDED AND RESTATED DECLARATION DATED AS OF SEPTEMBER 30, 1999 AND RECORDED OCTOBER 27, 1999 IN REEL 2979 PAGE 2159 WHICH DECLARATION, AS AMENDED, IS HEREINAFTER REFERRED TO AS THE “DECLARATION”). SAID UNIT IS ALSO DESIGNATED AS TAX LOT 1702 IN BLOCK 1048 OF SECTION 4 OF THE BOROUGH OF MANHATTAN ON THE TAX MAP OF THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK AND ON THE FLOOR PLANS OF THE BUILDING, CERTIFIED BY BUTLER ROGERS BASKETT, ARCHITECTS, ON MARCH 27, 1985 AND FILED IN THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON APRIL 22, 1985 AS CONDOMINIUM MAP NO. 4326, AS AMENDED BY AMENDED FLOOR PLANS CERTIFIED BY BUTLER ROGERS BASKETT, ARCHITECTS, ON DECEMBER 14, 1992, WHICH AMENDED FLOOR PLANS WERE FILED IN THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON MAY 5, 1993 AS CONDOMINIUM PLAN NO. 208A AND ALSO FILED IN THE NEW YORK COUNTY REGISTER’S OFFICE ON MAY 11, 1993 AS CONDOMINIUM MAP NO. 5192.
TOGETHER WITH AN UNDIVIDED 46.94011% INTEREST IN THE COMMON ELEMENTS (AS SUCH TERM IS DEFINED IN THE DECLARATION).
UNIT 4 A/K/A STORE UNIT, LOT 1704
TERMS, COVENANTS AND CONDITIONS OF LEASE MADE BY AND BETWEEN ADRIENNE SCHATZ, ALSO KNOWN AS ADRIENNE WECHSLER, AND CHERYL HIRSCH, AS LANDLORD, AND HENRY HUDSON HOLDINGS LLC, AS TENANT, DATED AS OF JANUARY 1, 1999 AS REFERENCED IN MEMORANDUM OF LEASE AS OF SEPTEMBER 30, 1999, AND RECORDED OCTOBER 27, 1999 IN REEL 2979 PAGE 2172 (THE “UNIT 1704 LEASE”), AS AMENDED PURSUANT TO AMENDMENT TO LEASE BY AND BETWEEN ADRIENNE SCHATZ, ALSO KNOWN AS ADRIENNE WECHSLER AND CHERYL HIRSCH, TOGETHER AS LANDLORD AND HENRY HUDSON HOLDINGS LLC, AS TENANT, DATED AS OF SEPTEMBER 30, 1999.
THE LEASEHOLD ESTATE INSURED HEREIN COVERS PREMISES MORE PARTICULARLY BOUNDED AND DESCRIBED AS FOLLOWS:
THE CONDOMINIUM UNIT (HEREINAFTER REFERRED TO AS THE “UNIT”) KNOWN AS UNIT 4, ALSO KNOWN AS STORE UNIT IN THE BUILDING (HEREINAFTER REFERRED TO AS THE “BUILDING”) KNOWN AS 353 WEST 57TH STREET CONDOMINIUM AND BY THE STREET NUMBER 353 WEST 57TH STREET, NEW YORK, NEW YORK, SAID UNIT BEING DESIGNATED AND DESCRIBED IN A CERTAIN DECLARATION DATED APRIL 11, 1985 MADE BY IRVING SCHATZ PURSUANT TO ARTICLE 9-B OF THE REAL PROPERTY LAW OF THE STATE OF NEW YORK ESTABLISHING A PLAN FOR CONDOMINIUM OWNERSHIP OF THE BUILDING AND THE LAND (HEREINAFTER REFERRED TO AS THE “LAND”) UPON WHICH THE BUILDING IS SITUATE (WHICH LAND IS MORE PARTICULARLY DESCRIBED ON EXHIBIT A), WHICH DECLARATION WAS RECORDED IN THE NEW YORK COUNTY OFFICE OF THE REGISTER OF THE CITY OF NEW YORK (THE “CITY REGISTER’S OFFICE”) ON APRIL 24, 1985 IN REEL 902 PAGE 1 AND AMENDED BY FIRST AMENDMENT TO DECLARATION DATED JANUARY 29, 1993 AND RECORDED MAY 11, 1993 IN REEL 1969 PAGE 2286, FURTHER AMENDED BY AMENDED AND RESTATED DECLARATION MADE BY HENRY HUDSON HOLDINGS LLC, IRVING SCHATZ, ADRIENNE WECHSLER AND CHERYL HIRSCH DATED AS OF FEBRUARY 12, 1999, RECORDED JULY 16, 1999 IN REEL 2913 PAGE 1753 AND AMENDMENT TO AMENDED AND RESTATED DECLARATION DATED AS OF SEPTEMBER 30, 1999 AND RECORDED OCTOBER 27, 1999 IN REEL 2979 PAGE 2159 WHICH DECLARATION, AS AMENDED, IS HEREINAFTER REFERRED TO AS THE “DECLARATION”). SAID UNIT IS ALSO DESIGNATED AS TAX LOT 1704 IN BLOCK 1048 OF SECTION 4 OF THE BOROUGH OF MANHATTAN ON THE
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SCHEDULE ‘A’ CONTINUED
TAX MAP OF THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK AND ON THE FLOOR PLANS OF THE BUILDING, CERTIFIED BY BUTLER ROGERS BASKETT, ARCHITECTS, ON MARCH 27, 1985 AND FILED IN THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON APRIL 22, 1985 AS CONDOMINIUM MAP NO. 4326, AS AMENDED BY AMENDED FLOOR PLANS CERTIFIED BY BUTLER ROGERS BASKETT, ARCHITECTS, ON DECEMBER 14, 1992, WHICH AMENDED FLOOR PLANS WERE FILED IN THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON MAY 5, 1993 AS CONDOMINIUM PLAN NO. 208A AND ALSO FILED IN THE NEW YORK COUNTY REGISTER’S OFFICE ON MAY 11, 1993 AS CONDOMINIUM MAP NO. 5192.
TOGETHER WITH AN UNDIVIDED 0.34577% INTEREST IN THE COMMON ELEMENTS (AS SUCH TERM IS DEFINED IN THE DECLARATION).
UNIT 6 A/K/A TENTH FLOOR UNIT, LOT 1706
TERMS, COVENANTS AND CONDITIONS OF AMENDED AND RESTATED LEASE (OF UNIT LOT 1706) MADE BY AND BETWEEN IRVING SCHATZ, AS LANDLORD, AND IAN SCHRAGER HOTELS LLC, AS TENANT, DATED AS OF FEBRUARY 11, 1999, AS REFERENCED IN AMENDED AND RESTATED MEMORANDUM OF LEASE DATED AS OF FEBRUARY 12, 1999, AND RECORDED MARCH 23, 1999 IN REEL 2841 PAGE 1872 (THE “UNIT LOT 1706 LEASE”), WHICH LEASE AMENDS, RESTATES AND SUPERSEDES A PRIOR LEASE MADE BY AND BETWEEN IRVING SCHATZ, AS LESSOR, AND EDUCATIONAL BROADCASTING CORPORATION, AS LESSEE, DATED AUGUST 11, 1988, AS REFERENCED IN MEMORANDUM OF LEASE DATED SEPTEMBER 1, 1988, AND RECORDED SEPTEMBER 30, 1988 IN REEL 1472 PAGE 883, AS ASSIGNED OF RECORD.
ASSIGNMENT AND ASSUMPTION OF LEASE MADE BY AND BETWEEN IAN SCHRAGER HOTELS LLC (F/K/A WEST 57TH LLC), AS ASSIGNOR, AND HENRY HUDSON HOLDINGS LLC, AS ASSIGNEE, DATED AS OF FEBRUARY 12, 1999 AND RECORDED MARCH 23, 1999 IN REEL 2841 PAGE 1882.
THE LEASEHOLD ESTATE INSURED HEREIN COVERS PREMISES MORE PARTICULARLY BOUNDED AND DESCRIBED AS FOLLOWS:
THE CONDOMINIUM UNIT (HEREINAFTER REFERRED TO AS THE “UNIT”) KNOWN AS UNIT 6, ALSO KNOWN AS TENTH FLOOR UNIT IN THE BUILDING (HEREINAFTER REFERRED TO AS THE “BUILDING”) KNOWN AS 353 WEST 57TH STREET CONDOMINIUM AND BY THE STREET NUMBER 353 WEST 57TH STREET, NEW YORK, NEW YORK, SAID UNIT BEING DESIGNATED AND DESCRIBED IN A CERTAIN DECLARATION DATED APRIL 11, 1985 MADE BY IRVING SCHATZ PURSUANT TO ARTICLE 9-B OF THE REAL PROPERTY LAW OF THE STATE OF NEW YORK ESTABLISHING A PLAN FOR CONDOMINIUM OWNERSHIP OF THE BUILDING AND THE LAND (HEREINAFTER REFERRED TO AS THE “LAND”) UPON WHICH THE BUILDING IS SITUATE (WHICH LAND IS MORE PARTICULARLY DESCRIBED ON EXHIBIT A), WHICH DECLARATION WAS RECORDED IN THE NEW YORK COUNTY OFFICE OF THE REGISTER OF THE CITY OF NEW YORK (THE “CITY REGISTER’S OFFICE”) ON APRIL 24, 1985 IN REEL 902 PAGE 1 AND AMENDED BY FIRST AMENDMENT TO DECLARATION DATED JANUARY 29, 1993 AND RECORDED MAY 11, 1993 IN REEL 1969 PAGE 2286, FURTHER AMENDED BY AMENDED AND RESTATED DECLARATION MADE BY HENRY HUDSON HOLDINGS LLC, IRVING SCHATZ, ADRIENNE WECHSLER AND CHERYL HIRSCH DATED AS OF FEBRUARY 12, 1999 AND RECORDED JULY 16, 1999 IN REEL 2913 PAGE 1753 AND AMENDMENT TO AMENDED AND RESTATED DECLARATION DATED AS OF SEPTEMBER 30, 1999, RECORDED OCTOBER 27, 1999 IN REEL 2979 PAGE 2159 WHICH DECLARATION, AS AMENDED, IS HEREINAFTER REFERRED TO AS THE “DECLARATION)”. SAID UNIT IS ALSO DESIGNATED AS TAX LOT 1706 IN BLOCK 1048 OF SECTION 4 OF THE BOROUGH OF MANHATTAN ON THE TAX MAP OF THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK AND ON THE FLOOR PLANS OF THE BUILDING, CERTIFIED BY BUTLER ROGERS BASKETT, ARCHITECTS, ON MARCH 27, 1985 AND FILED IN THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON APRIL 22, 1985 AS CONDOMINIUM MAP NO. 4326, AS AMENDED BY AMENDED FLOOR PLANS CERTIFIED BY BUTLER ROGERS BASKETT, ARCHITECTS, ON DECEMBER 14, 1992, WHICH AMENDED FLOOR PLANS WERE FILED IN THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON MAY 5, 1993 AS CONDOMINIUM PLAN NO. 208A AND ALSO FILED IN THE NEW YORK COUNTY REGISTER’S OFFICE ON MAY 11, 1993 AS CONDOMINIUM MAP NO. 5192.
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SCHEDULE ‘A’ CONTINUED
TOGETHER WITH AN UNDIVIDED 3.89067% INTEREST IN THE COMMON ELEMENTS (AS SUCH TERM IS DEFINED IN THE DECLARATION).
ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, SITUATE, LYING AND BEING IN THE BOROUGH OF MANHATTAN, CITY, COUNTY AND STATE OF NEW YORK, BOUNDED AND DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT ON THE NORTHERLY SIDE OF 57TH STREET, DISTANT 20 FEET EASTERLY FROM THE CORNER FORMED BY THE INTERSECTION OF THE EASTERLY SIDE OF NINTH AVENUE WITH THE NORTHERLY SIDE OF 57TH STREET;
RUNNING THENCE EASTERLY ALONG THE SAID NORTHERLY SIDE OF 57TH STREET, 155 FEET;
THENCE NORTHERLY PARALLEL WITH NINTH AVENUE, 200 FEET 10 INCHES TO THE SOUTHERLY SIDE OF 58TH STREET;
THENCE WESTERLY ALONG THE SAID SOUTHERLY SIDE OF 58TH STREET, 135 FEET TO A POINT DISTANT 40 FEET EASTERLY FROM THE CORNER FORMED BY THE INTERSECTION OF THE SOUTHERLY SIDE OF 58TH STREET WITH THE EASTERLY SIDE OF NINTH AVENUE;
THENCE SOUTHERLY PARALLEL WITH NINTH AVENUE AND PART OF THE DISTANCE THROUGH A PARTY WALL, 100 FEET 10 INCHES;
THENCE WESTERLY PARALLEL MORE OR LESS WITH 58TH STREET, 20 FEET; AND
THENCE SOUTHERLY AND PART OF THE WAY THROUGH ANOTHER PARTY WALL, 100 FEET TO THE NORTHERLY SIDE OF 57TH STREET, THE POINT OR PLACE OF BEGINNING.
TOGETHER WITH THE BENEFIT OF THAT FINAL CERTIFICATE OF ELIGIBILITY FOR INDUSTRIAL AND COMMERCIAL INCENTIVE BENEFITS MADE BY THE COMMISSIONER OF FINANCE OF THE CITY OF NEW YORK TO HENRY HUDSON HOLDINGS, LLC, DATED MARCH 30, 2001 AND RECORDED DECEMBER 26, 2001 IN REEL 3415 PAGE 573.